                               [graphic omitted]

NEWPORT GREATER CHINA FUND SEMIANNUAL REPORT

February 28, 1999

                          ----------------------------
                          Not FDIC   May Lose Value
                          Insured    No Bank Guarantee
                          ----------------------------

                      NEWPORT GREATER CHINA FUND HIGHLIGHTS
                      SEPTEMBER 1, 1998 - FEBRUARY 28, 1999

INVESTMENT OBJECTIVE: Newport Greater China Fund seeks long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan).

PORTFOLIO MANAGEMENT COMMENTARY: "During the six-month period, improved market conditions and our continued focus on financially sound, well-managed companies contributed to strong performance for the Fund. In addition, China has implemented significant economic reforms that we believe have positive long-term implications."
                                    - Tim Tuttle and Chris Legallet, Co-Managers

                    NEWPORT GREATER CHINA FUND PERFORMANCE(1)

                                                                        LOAD-
                                                                       MODIFIED
                               CLASS A   CLASS B   CLASS C   CLASS Z    CLASS A

Inception dates                5/16/97   5/16/97   5/16/97   5/16/97   7/25/97
--------------------------------------------------------------------------------
Six-month distributions        $0.062    $0.000    $0.000    $0.086    $0.062
declared per share
--------------------------------------------------------------------------------
Six-month total returns,       45.96%    44.79%    47.63%    46.00%    45.96%
assuming reinvestment of all
distributions and no sales
charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Six month total returns,       37.57%    39.79%    46.63%    46.00%    43.96%(3)
assuming POP and CDSC (2)
--------------------------------------------------------------------------------
Net asset value per share
on 2/28/99                     $9.20     $9.18     $9.33     $9.24     $9.20

TOP FIVE HOLDINGS(4)                       TOP SECTORS (4)
(as of 2/28/99)                            (as of 2/28/99)
--------------------------------------------------------------------------------
1. China Telecom Ltd.             7.9%     1. Holding Companies           15.1%
2. Cheung Kong Holdings Ltd.      7.2%     2. Real Estate                 13.4%
3. Hutchison Whampoa Ltd.         7.0%     3. Transportation Services      8.5%
4. Sun Hung Kai Properties Ltd.   6.2%     4. Telecommunications           7.9%
5. Li & Fung Ltd.                 5.8%     5. Electric Services            7.2%

(1) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(2) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% and 1% for Class B and Class C shares, respectively. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.

(3) The load-modified Class A total return is shown without a front-end sales charge but with a 2% CDSC. Class B, C and Z shares were not available during the subscription rights offering period.

(4) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the semiannual report for Newport Greater China Fund for the six-month period ended February 28, 1999.

Although Asian stocks continued to suffer from local financial and economic conditions through the summer of 1998, Asian market performance began to turn around dramatically in the fall. Interest rate cuts in the U.S. caused positive reactions among global investors and spurred market rallies both here and abroad.

The gains in Asian stocks during the past several months are encouraging, particularly for Newport Greater China Fund investors who have remained patient. While improving conditions are beginning to draw investors back to Asia, it is important to note that the economies of many Asian countries are still contracting, although less dramatically than before. We believe that global investment capital should continue to flow into these markets as conditions improve.

Newport Fund Management has established itself as a leader in Asian market investing over the course of numerous economic and market cycles. Newport's management style is built on 20 years of experience, knowledge and local relationships in Southeast Asia that few Asian fund managers can match.

The Portfolio Management Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Newport Greater China Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    April 13, 1999

Because market and economic conditions change, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Tim Tuttle]

TIM TUTTLE is managing director of Newport Fund Management, Inc. and lead portfolio manager of Newport Greater China Fund. He has more than 20 years of experience investing in Asian markets and is a Chartered Financial Analyst.

[Photo of Chris Legallet]

CHRIS LEGALLET is a senior vice president of Newport Fund Management, Inc. and a co-manager of Newport Greater China Fund. He is a former managing director for Asian Investment for Jupiter Tyndall (Asia) Ltd. in Hong Kong and, prior to that, was a vice president of Salomon Inc.in New York.

PERFORMANCE BENEFITED FROM IMPROVED MARKET CONDITIONS

The period began with continued investor concern about currency devaluations, weak economies and political instability in emerging markets - particularly Russia, which devalued its currency in July 1998. However, sentiment shifted in the fall, as investors began to see signs of global economic improvement. Many well-managed, profitable companies posted solid earnings gains despite the region's financial and economic difficulties. Moreover, investors were encouraged by measures taken by some Asian countries to reinforce banking systems and capital markets. In response, stocks rallied impressively as global investors took advantage of attractive prices to position themselves for a potential economic rebound. Chinese stocks showed particular strength, since China's economic growth rate in 1998 was higher than any other country in Southeast Asia. For the six-month period, the Fund generated a total return of 45.96% for Class A shares, based on net asset value. This return placed the Fund at the top of its Lipper peer group for the six-month period.(1)

FUND RETAINED ITS QUALITY FOCUS

In keeping with the Fund's objective of capitalizing on the economic growth of mainland China, we have continued to seek companies that are well-managed, financially sound and generate consistent cash flows. For example, we invested in Li & Fung, Ltd. (5.79% of total net assets), a Hong Kong-based trading company that serves as an intermediary for retail stores' private label goods. Li & Fung sources its manufacturing to countries with relatively low labor costs and cheaper currencies, such as China, while selling finished products to countries with stronger currencies, such as the United States. As a result, the company can insulate its earnings from weak regional currencies and economies.


(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper China Region Funds category. The Fund (Class A shares at net asset value) ranked in the first quartile for six months (2 out of 26 funds) and in the fourth quartile for one year (18 out of 22 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.


One of the Fund's core holdings, China Telecom (7.92% of total net assets), has the largest cellular telephone franchise in China with a monopoly share in three provinces comprising more than 180 million people. Because of the high cost of installing land telephone lines, cellular offers an alternative means of obtaining communication access. Furthermore, despite cellular's popularity in China, subscription rates are still relatively low, offering dominant companies significant growth potential.

CHINA'S POLITICAL AND ECONOMIC REFORM CONTINUED

China has continued to make progress on the long road to achieving the economic reforms initiated in 1978. In recent years, the government has moved forward on three major fronts. First, China has invested over $30 billion of capital into its four main commercial banks, which should strengthen the banking system's capital structure and profitability. This investment, in turn, could also stimulate consumer spending through lower lending rates, while distributing capital to a larger group of business sectors. In addition, China is establishing an asset management program modeled on the U.S. Resolution Trust Company. This program is designed to reduce the financial burden of nonpaying loans that resulted from the speculative property boom in the early 1990s.

Second, in a significant departure from the past, China has plans to officially recognize private enterprise, one of the economy's fastest growing sectors with over 75 million employees. China's parliament is expected to approve a constitutional amendment known as the "Wholly Owned Enterprise Law," which would protect the rights of privately owned companies. This move should have a positive effect on long-term economic activity because official recognition would increase the private sector's access to capital and to foreign markets.

Finally, in 1998 China announced a three-year spending plan designed to invest nearly $1.2 trillion in infrastructure and construction projects such as toll roads, shipping ports, power generation and water treatment facilities. In addition to creating new jobs, this program should produce a more attractive environment for business formation and foreign investment, yielding better prospects for China's long-term economic prosperity.

CHINA IS PROGRESSING IN THE RIGHT DIRECTION

The past few years have been challenging for investors in Greater China due to volatile markets, slowing economic growth and the seemingly slow pace of economic reform. However, the Fund's strong performance during the past six months reflects China's continued progress towards an open-market economy and its sound economic fundamentals. While China's ambitious economic reforms cannot take place overnight, we believe the long-term benefits far outweigh the short-term costs. China enjoys an abundant labor force, significant currency reserves, high savings rates and an increasing share of exports to the world's developed economies. These are the types of economic characteristics that we believe can create a solid foundation for future long-term growth and prosperity.


               NEWPORT GREATER CHINA FUND'S INVESTMENT PERFORMANCE
          VS. HANG SENG INDEX AND MSCI PACIFIC REGION (EX-JAPAN) INDEX
               Change in value of $10,000 from 5/31/97 to 2/28/99

                       CLASS A SHARES BASED ON NAV AND POP
                                                               MSCI PACIFIC
                                                                  REGION
                                                 HANG SENG      (EX-JAPAN)
                      NAV             POP          INDEX          INDEX
--------------------------------------------------------------------------------
May 31, 97          $10,000        $10,000        $10,000        $10,000
Jun 30, 97           10,741         10,123         10,305         10,218
Jul 31, 97           11,256         10,608         11,126         10,191
Aug 31, 97            9,999          9,424          9,648          8,777
Sep 30, 97           10,211          9,624         10,268          9,076
Oct 31, 97            7,563          7,128          7,263          7,150
Nov 30, 97            7,178          6,765          7,255          6,924
Dec 31, 97            7,369          6,945          7,401          6,942
Jan 31, 98            5,797          5,464          6,387          6,513
Feb 28, 98            7,806          7,357          7,930          7,515
Mar 31, 98            7,711          7,268          8,004          7,426
Apr 30, 98            6,970          6,569          7,244          6,907
May 31, 98            5,921          5,580          6,271          6,132
Jun 30, 98            5,107          4,813          6,028          5,762
Jul 31, 98            4,445          4,189          5,600          5,565
Aug 31, 98            3,558          3,353          5,170          4,812
Sep 30, 98            4,686          4,417          5,614          5,252
Oct 31, 98            5,792          5,459          7,244          6,266
Nov 30, 98            5,999          5,654          7,451          6,557
Dec 31, 98            5,882          5,544          7,200          6,481
Jan 31, 99            5,289          4,985          6,812          6,525
Feb 28, 99            5,193          4,895          7,064          6,457

                  VALUE OF A $10,000 INVESTMENT MADE ON 5/31/97
                                  As of 2/28/99

-------------------------------------------------------------------------------
                                                                LOAD-MODIFIED
   CLASS A          CLASS B           CLASS C         CLASS Z      CLASS A
  NAV     POP     NAV   w/CDSC      NAV    w/CDSC       NAV     NAV    w/CDSC(1)
-------------------------------------------------------------------------------

$5,193  $4,895  $5,151  $4,946     $5,236  $5,236     $5,228   $5,193   $5,091

                                           AVERAGE ANNUAL TOTAL RETURNS
                                                  As of 2/28/99
-------------------------------------------------------------------------------------------------------------------
                                                                                                LOAD-MODIFIED
                CLASS A                  CLASS B               CLASS C          CLASS Z            CLASS A
INCEPTION       5/16/97                  5/16/97               5/16/97          5/16/97            7/25/97
            NAV          POP         NAV       w/CDSC       NAV       w/CDSC      NAV          NAV       w/CDSC(1)
-------------------------------------------------------------------------------------------------------------------
1 YR      (33.47)%     (37.30)%    (33.91)%    (37.21)%   (32.88)%    (33.55)%   (33.27)%    (33.47)%    (34.80)%
LIFE      (18.24)      (20.90)     (18.61)     (20.43)    (17.86)     (17.86)    (17.92)     (38.10)     (38.87)
-------------------------------------------------------------------------------------------------------------------

(1) The Load-Modified Class A total return is shown without a front-end sales charge but with a 2% contingent deferred sales charge (CDSC).

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSCs. Public offering price (POP) returns include the maximum initial sales charge of 5.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for the one-year return and 4% for the life of the fund return of Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong. MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 98.8%                        COUNTRY       SHARES        VALUE
------------------------------------------------------------------------------
CONSTRUCTION - 1.1%
   Building Construction
   Shenzen Fangda Co., Ltd., Class B              Ch        1,293      $   451
                                                                       -------

 ..............................................................................
FINANCE, INSURANCE & REAL ESTATE - 37.9%
   DEPOSITORY INSTITUTIONS - 7.1%
   Dah Sing Financial                             HK          222          412
   Hang Seng Bank                                 HK          220        1,789
   Wing Hang Bank Ltd.                            HK          356          786
                                                                       -------
                                                                         2,987
                                                                       -------
   HOLDING COMPANIES - 15.1%
   China Resources Enterprises Ltd.               HK        1,388        1,818
   Citic Pacific Ltd.                             HK          921        1,611
   Hutchison Whampoa Ltd.                         HK          422        2,928
                                                                       -------
                                                                         6,357
                                                                       -------
   INSURANCE CARRIERS - 2.3%
   National Mutual Asia Ltd.                      HK        1,330          944
                                                                       -------
   REAL ESTATE - 13.4%
   Cheung Kong Holdings Ltd.                      HK          446        3,037
   Sun Hung Kai Properties Ltd.                   HK          380        2,587
                                                                       -------
                                                                         5,624
                                                                       -------

 ..............................................................................
MANUFACTURING - 13.3%
   Electronic Components - 3.2%
   Johnson Electric Holdings Ltd.                 HK          508        1,344
                                                                       -------
   FOOD & KINDRED PRODUCTS - 2.5%
   Ng Fung Hong Ltd.                              HK        1,380        1,042
                                                                       -------
   HOUSEHOLD APPLIANCES - 3.0%
   Guangdong Kelon Electric Holdings, Class H     HK        1,905        1,279
                                                                       -------
   MACHINERY & COMPUTER EQUIPMENT - 4.6%
   Legend Holdings Ltd.                           HK        2,000          781
   Taiwan Semiconductor                           Tw          430        1,150
                                                                       -------
                                                                         1,931
                                                                       -------

 ..............................................................................
MINING & ENERGY - 2.7%
   COAL MINING
   Yanzhou Coal Mining Co. Ltd., Class H          Ch        7,512        1,144
                                                                       -------

 ..............................................................................
RETAIL TRADE - 5.7%
   APPAREL & ACCESSORY STORES - 1.8%
   Glorious Sun Enterprises                       HK        6,156          739
                                                                       -------
   Food Stores - 3.9%
   President Chain Store Corp.                    Tw          593      $ 1,640
                                                                       -------

 ..............................................................................
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 32.3%
   ELECTRIC SERVICES - 7.2%
   Beijing Datang Power Generation Co., Ltd.,
    Class H (a)                                   HK        3,898          855
   Zhejiang Southeast Electric Power Co.,
    Class B                                       Ch       13,195        2,190
                                                                       -------
                                                                         3,045
                                                                       -------
   GAS SERVICES - 5.0%
   Hong Kong and China Gas Co., Ltd.              HK        1,806        2,098
                                                                       -------
   LOCAL & SUBURBAN TRANSIT - 1.4%
   Shanghai Dazhong Taxi Co. (a)                  Ch        1,643          569
                                                                       -------
   RAILROAD - 2.3%
   Guangshen Railway Co., Ltd., Class H           HK        7,995          918
   Guangshen Railway Co., Ltd. ADR                HK           12           68
                                                                       -------
                                                                           986
                                                                       -------
   TELECOMMUNICATION - 7.9%
   China Telecom Ltd. (a)(b)                      HK        1,880        3,324
                                                                       -------
   TRANSPORTATION SERVICES - 8.5%
   Jiangsu Expressway Co., Ltd., Class H (a)      HK        4,220          872
   Road King Infrastructure Ltd.                  HK          896          460
   Shenzhen Expressway Co., Ltd., Class H (a)     Ch        2,100          382
   Zhejiang Expressway Co., Ltd.                  HK       11,378        1,851
                                                                       -------
                                                                         3,565
                                                                       -------

 ..............................................................................
WHOLESALE TRADE - 5.8%
   DURABLE GOODS
   Li & Fung Ltd.                                 HK        1,346        2,432
                                                                       -------
   TOTAL COMMON STOCKS (cost of $66,049)(c)                             41,501
                                                                       -------

SHORT-TERM OBLIGATIONS - 1.1%                                 PAR
------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago Corp., dated 02/26/99, due 03/01/99 at 4.750%, collateralized by U.S. Treasury bonds and notes with various maturities to 2021, market value
   $463 (repurchase proceeds $470)                          $ 470          470
                                                                       -------

OTHER ASSETS & LIABILITIES, NET - 0.1%                                    $ 33
------------------------------------------------------------------------------
   NET ASSETS - 100.0%                                                 $42,004
                                                                       -------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Non-income producing.
(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for federal income tax purposes is $66,070.

SUMMARY OF SECURITIES
 BY COUNTRY                               Country        Value   % OF TOTAL
---------------------------------------------------------------------------
Hong Kong                                 HK           $33,975         81.9
China                                     Ch             4,736         11.4
Taiwan                                    Tw             2,790          6.7
                                                       -------        -----
                                                       $41,501        100.0
                                                       -------        -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

   ACRONYM                                          NAME
--------------                                      ----
     ADR                                 American Depositary Receipt

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          FEBRUARY 28, 1999 (UNAUDITED)

 (in thousands except for per share amounts and footnotes)
 ASSETS
 Investments at value (cost $66,049)                                $ 41,501
 Short-term obligations                                                  470
                                                                    --------
                                                                      41,971

 Cash including foreign currencies (cost $91)         $     94
 Receivable for:
  Investments sold                                         169
  Expense reimbursement due from
  Advisor/Administrator                                    153
   Fund shares sold                                          6
 Deferred organization expenses                              7
 Other                                                      43           472
                                                      --------      --------
     Total Assets                                                     42,443

 LIABILITIES
 Payable for:
   Fund shares repurchased                                 339
 Accrued:
   Management fee                                           40
   Administration fee                                        9
   Transfer agent fee                                        8
   Bookkeeping fee                                           2
   Deferred Trustees fees                                    1
 Other                                                      40
                                                      --------
     Total Liabilities                                                   439
                                                                    --------

 NET ASSETS                                                         $ 42,004
                                                                    --------

 Net asset value & redemption price per share -
 Class A ($38,982/4,236)                                               $9.20 (a)
                                                                    --------

 Maximum offering price per share - Class A
 ($9.20/0.9425)                                                        $9.76 (b)
                                                                    --------

 Net asset value & offering price per share -
 Class B ($2,376/259)                                                  $9.18 (a)
                                                                    --------

 Net asset value & offering price per share -
 Class C ($572/61)                                                      $9.33(a)
                                                                     --------

 Net asset value, offering & redemption price per share -
 Class Z ($74/8)                                                        $9.24
                                                                     --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)
(in thousands)
INVESTMENT INCOME
Dividends:
  Cheung Kong Holdings Ltd.                                         $     22
  Citic Pacific Ltd.                                                      40
  Glorious Sun Enterprises                                                66
  Hong Kong and China Gas Co., Ltd.                                       28
  Hutchison Whampoa Ltd.                                                  22
  Li & Fung Ltd.                                                          26
  Smartone Telecom Holdings                                               58
  Sun Hung Kai Properties Ltd.                                            35
  Yanzhou Coal Mining Co. Ltd., Class H                                   33
  Other                                                                   24
Interest                                                                  29
                                                                    --------
     Total Investment Income                                             383

EXPENSES
Management fee                                        $    271
Administration fee                                          60
Service fee - Class A, Class B, Class C                     59
Distribution fee - Class B                                  10
Distribution fee - Class C                                   3
Transfer agent fee                                          88
Bookkeeping fee                                             14
Trustees fee                                                 5
Custodian fee                                               21
Audit fee                                                   12
Legal fee                                                    4
Registration fee                                            27
Reports to shareholders                                      5
Amortization of deferred
  organization expenses                                      2
Other                                                        4
                                                      --------
                                                           585
Fees and expenses waived by
 the Advisor/Administrator                                 (65)          520
                                                      --------      --------
       Net Investment Loss                                              (137)
                                                                    --------

Continued on following page.

See notes to financial statements.

                         STATEMENT OF OPERATIONS - CONT.


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                          (19,499)
  Foreign currency transactions                           (567)
                                                      --------
       Net Realized Loss                                             (20,066)
Change in net unrealized appreciation (depreciation)
 during the period on:
  Investments                                           35,705
  Foreign currency transactions                            (52)
                                                      --------
       Net Unrealized Appreciation                                    35,653
                                                                    --------
         Net Gain                                                     15,587
                                                                    --------
Increase in Net Assets from Operations                              $ 15,450
                                                                    --------

      See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     (Unaudited)
                                                     Six months       Year
                                                        ended         ended
(in thousands)                                       February 28    August 31
                                                     -----------    ---------
INCREASE (DECREASE) IN NET ASSETS                       1999          1998
Operations:
Net investment income (loss)                          $   (137)     $    519
Net realized loss                                      (20,066)      (21,497)
Net unrealized appreciation (depreciation)              35,653       (46,968)
                                                      --------      --------
    Net Increase (Decrease) from Operations             15,450       (67,946)
                                                      --------      --------
Distributions:
From net investment income - Class A                      (279)         (356)
From net investment income - Class B                         -            (9)
From net investment income - Class C                         -            (2)
From net investment income - Class Z                        (1)           (a)
                                                      --------      --------
                                                        15,170       (68,313)
                                                      --------      --------

Fund Share Transactions:
Receipts for shares sold - Class A                       4,805        11,106
Value of distributions reinvested - Class A                185           231
Cost of shares repurchased - Class A                   (11,419)      (29,994)
                                                      --------      --------
                                                        (6,429)      (18,657)
                                                      --------      --------
Receipts for shares sold - Class B                         881         4,627
Value of distributions reinvested - Class B                  -             5
Cost of shares repurchased - Class B                      (914)       (1,277)
                                                      --------      --------
                                                           (33)        3,355
                                                      --------      --------
Receipts for shares sold - Class C                         173         2,192
Value of distributions reinvested - Class C                  -             1
Cost of shares repurchased - Class C                      (278)       (1,285)
                                                      --------      --------
                                                          (105)          908
                                                      --------      --------
Receipts for shares sold - Class Z                           2             1
Value of distributions reinvested - Class Z                  1             1
                                                      --------      --------
                                                             3             2
                                                      --------      --------
  Net Decrease from Fund Share
     Transactions                                       (6,564)      (14,392)
                                                      --------      --------
        Total Increase (Decrease)                        8,606       (82,705)
NET ASSETS
Beginning of period (net of overdistributed and
including undistributed net investment income
of $104 and $313, respectively)                         33,398       116,103
                                                      --------      --------
End of period                                         $ 42,004      $ 33,398
                                                      --------      --------


Continued on following page.

(a) Round to less than one

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                    (Unaudited)
                                                     Six months       Year
                                                       ended         ended
(in thousands)                                      February 28    August 31
                                                    -----------    ---------
                                                       1999          1998
NUMBER OF FUND SHARES
Sold - Class A                                            509           953
Issued for distributions reinvested - Class A              18            18
Repurchased - Class A                                  (1,212)       (2,514)
                                                     --------      --------
                                                         (685)       (1,543)
                                                     --------      --------
Sold - Class B                                             90           382
Issued for distributions reinvested - Class B               -            (a)
Repurchased - Class B                                     (98)         (123)
                                                     --------      --------
                                                           (8)          259
                                                     --------      --------
Sold - Class C                                             18           194
Issued for distributions reinvested - Class C               -            (a)
Repurchased - Class C                                     (27)         (132)
                                                     --------      --------
                                                           (9)           62
                                                     --------      --------
Sold - Class Z                                             (a)           (a)
Issued for distributions reinvested - Class Z              (a)           (a)
                                                     --------      --------
                                                           (a)           (a)
                                                     --------      --------

(a) Rounds to less than one.

 See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

NOTE 1.  INTERIM FINANCIAL STATEMENTS
 ...............................................................................
In the opinion of management of Newport Greater China Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all the normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1999, and the result of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $11,352 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuations in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Newport Fund Management, Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

     Average Net Assets                Annual Fee Rate
     ------------------                ---------------
     First $50 million                    No charge
     Next $950 million                      0.035%

TRANSFER AGENT: Liberty Funds Services Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the six months ended February 28, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $3,217 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $118,980, $7,543 and $3,458 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the six months ended February 28, 1999, purchases and sales of investments, other than short-term obligations, were $6,900,508 and $13,833,850, respectively.

Unrealized appreciation (depreciation) at February 28, 1999, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation                  $    2,171,152
     Gross unrealized depreciation                     (26,740,540)
                                                    --------------
     Net unrealized depreciation                    $  (24,569,388)
                                                    --------------

CAPITAL LOSS CARRYFORWARDS: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                        Year of                 Capital loss
                      expiration                carryforward
                      ----------                ------------
                         2006                   $  829,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. COMPOSITION OF NET ASSETS
 ...............................................................................
Capital paid in                                                 $ 108,204
Overdistributed net investment income                                (104)
Accumulated net realized loss                                     (41,545)
Net unrealized depreciation on:
 Investments                                                      (24,548)
 Foreign currency transactions                                         (3)
                                                                ---------
                                                                $  42,004
                                                                ---------

NOTE 6.  FINANCIAL HIGHLIGHTS INFORMATION
 ...............................................................................
The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1998 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

NOTE 7.  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
 ...............................................................................
On November 13, 1998, an Adjourned Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 5,342,782 shares of beneficial interest.
The votes cast at the Meeting were as follows:

                                                                     Authority
                                                    For              Withheld
                                                    ---              --------
To Elect a Board of Trustees:
     Robert J. Birnbaum                          2,598,671            161,844
     Tom Bleasdale                               2,598,222            162,293
     John Carberry                               2,598,867            161,648
     Lora S. Collins                             2,599,275            161,240
     James E. Grinnell                           2,597,310            163,205
     Richard W. Lowry                            2,598,415            162,100
     Salvatore Macera                            2,598,817            161,698
     William E. Mayer                            2,598,415            162,100
     James L. Moody, Jr.                         2,598,372            162,143
     John J. Neuhauser                           2,599,075            161,440
     Thomas E. Stitzel                           2,599,877            160,638
     Robert L. Sullivan                          2,598,673            161,842
     Anne-Lee Verville                           2,599,726            160,789

To amend fundamental investment policies regarding borrowing and lending.

           For                         Against                       Abstain
           ---                         -------                       -------
         1,950,749                     131,616                        139,080

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

           For                         Against                       Abstain
           ---                         -------                       -------
         1,902,386                     181,347                       137,712

To approve policies for a master fund/feeder fund structure.

           For                         Against                       Abstain
           ---                         -------                       -------
         1,918,688                     156,074                       146,684

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                     (Unaudited)
                                              Six months ended February 28
                                 ----------------------------------------------
                                                        1999
                                  Class A     Class B      Class C      Class Z
                                 ----------   ---------   ----------   --------
Net asset value -
   Beginning of period           $ 6.340     $ 6.340      $ 6.320      $ 6.380
                                 -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)(c)     (0.025)     (0.062)      (0.063)      (0.013)
Net realized and unrealized
  gain                             2.947       2.902        3.073        2.959
                                 -------     -------      -------      -------
   Total from Investment
      Operations                   2.922       2.840        3.010        2.946
                                 -------     -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income        (0.062)          -            -       (0.086)
                                 -------     -------      -------      -------
Net asset value -
   End of period                 $ 9.200     $ 9.180      $ 9.330      $ 9.240
                                 -------     -------      -------      -------
Total return (d)(e)(f)            45.96%      44.79%       47.63%       46.00%
                                 -------     -------      -------      -------

RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                    2.15%       2.90%        2.90%        1.90%
Net investment loss (g)(h)       (0.53)%     (1.28)%      (1.28)%      (0.28)%
Fees and expenses waived or
  borne by the Advisor/
  Administrator (g)(h)             0.28%       0.28%        0.28%        0.28%
Portfolio turnover (f)               16%         16%          16%          16%
Net assets at end of
  period (000)                   $38,982     $ 2,376      $   572      $    74

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
      which amounted to:         $ 0.013     $ 0.013      $ 0.013      $ 0.013
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from securites listed on the Statement of Operations which amounted to $0.004, $0.008, $0.013, $0.006, $0.004, $0.005, $0.012,
    $0.007, and $0.007 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.
  Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended August 31
                                  --------------------------------------------
                                                     1998
                                 Class A     Class B      Class C      Class Z
                                 -------     -------      -------      -------
Net asset value -
   Beginning of period           $17.900     $17.860      $17.860      $17.910
                                 -------     -------      -------      -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)(b)(c)           0.092       0.012        0.013        0.123
Net realized and
 unrealized gain (loss)          (11.591)    (11.478)     (11.498)     (11.586)
                                 -------     -------      -------      -------
   Total from Investment
      Operations                 (11.499)    (11.466)     (11.485)     (11.463)
                                 -------     -------      -------      -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income        (0.061)     (0.054)      (0.055)      (0.067)
                                 -------     -------      -------      -------
Net asset value - End of period  $ 6.340     $ 6.340      $ 6.320      $ 6.380
                                 -------     -------      -------      -------
Total return (f)(g)             (64.42)%    (64.36)%     (64.46)%     (64.19)%
                                 -------     -------      -------      -------

RATIOS TO AVERAGE NET ASSETS
Expenses (i)                       2.15%       2.90%        2.90%        1.90%
Net investment income (loss) (i)   0.74%       (0.01)%      (0.01)%      0.99%
Fees and expenses waived or
  borne by the Advisor/
  Administrator (i)                0.31%       0.31%        0.31%        0.31%
Portfolio turnover                   58%         58%          58%          58%
Net assets at end
of period (000)                  $31,214     $ 1,692      $   443      $    49

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:           $ 0.039     $ 0.039      $ 0.039      $ 0.039
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1998 information includes distributions from Cheung Kong Holdings Ltd., Citic Pacific Ltd., Guangshen Railway Co., Ltd. and Henderson Land Development Co., Ltd., which amounted to $0.019, $0.036, $0.018 and $0.020 per share, respectively. 1997 information includes distributions from China Light & Power Co. Ltd., Dah Sing Financial, Glorious Sun Enterprises and Hang Seng Bank Ltd., which amounted to $0.078 per share.
(d) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May 16, 1997) with the Securities and Exchange Commission. The per share information reflects the 1.5 for 1 stock split effective July 25, 1997.
(e) Please see Note 6 in Notes to the Financial Statements.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

               FINANCIAL HIGHLIGHTS - CONT.


                                    Period ended August 31
                    -----------------------------------------------------
                                           1997 (d)
                     Class A         Class B       Class C        Class Z
                    ---------        -------       -------        -------

                     $ 13.340       $ 13.330      $ 13.330       $ 13.340
                     --------       --------      --------       --------



                        0.052         (0.004)       (0.004)         0.065

                        4.508 (e)      4.534 (e)     4.534 (e)      4.505 (e)
                     --------       --------      --------       --------

                        4.560          4.530         4.530          4.570
                     --------       --------      --------       --------



                            -              -             -              -
                     --------       --------      --------       --------

                       17.900         17.860        17.860         17.910
                     --------       --------      --------       --------
                       34.22% (h)     33.98% (h)    33.98% (h)     34.29% (h)
                     --------       --------      --------       --------


                        2.15% (j)      2.90% (j)     2.90% (j)      1.90% (j)

                        0.89% (j)      0.14% (j)     0.14% (j)      1.14% (j)


                        0.59% (j)      0.59% (j)     0.59% (j)      0.59% (j)
                           4% (h)         4% (h)        4% (h)         4% (h)

                    $ 115,699        $   135       $   134        $   135


                      $ 0.034        $ 0.034       $ 0.034        $ 0.034



(g) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE
CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ............ press [1]

For account information ............................................. press [2]

To speak to a service representative ................................ press [3]

For yield and total return information .............................. press [4]

For duplicate statements or new supply of checks .................... press [5]

To order duplicate tax forms and year-end statements ................ press [6]
(February through May)

To review your options at any time during your call ................. press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Greater China Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Newport Greater China Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

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